EQ ADVISORS TRUST

SUPPLEMENT DATED JUNE 4, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement updates the above-referenced Prospectus of the EQ Advisors Trust (the “Trust”) regarding the EQ/Van Kampen Comstock Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or by visiting the Trust’s website@axa-equitablefunds.com.

Information Regarding

EQ/Van Kampen Comstock Portfolio

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for the Portfolio.

Effective on or about June 1, 2010, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Morgan Stanley Investment Management, Inc. as the Adviser to the Portfolio with Invesco Advisers, Inc. (“Invesco”).

Effective June 1, 2010, information in the “Who Manages the Portfolio – Adviser” section of the Prospectus is deleted and replaced with the following information:

Adviser: Invesco Advisers, Inc.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Jason S. Leder	Portfolio Manager	June 2010
Kevin C. Holt	Portfolio Manager	June 2010
Devin E. Armstrong	Portfolio Manager	June 2010
James N. Warwick	Portfolio Manager	June 2010

Effective June 1, 2010 information contained in the “Management of the Trust – The Advisers” section of the Prospectus is replaced with the following information for the Portfolio:

Invesco Advisers, Inc. (“Invesco”), is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company and one of the world’s largest independent investment services companies. Invesco Ltd. is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Portfolio managers Jason S. Leder, Kevin C. Holt, Devin E. Armstrong and James N. Warwick, are now employees of Invesco, and will continue to have joint and primary responsibility for the management of the Portfolio.

Jason S. Leder, is Portfolio Manager of Invesco since June 1, 2010. Prior thereto, he was Managing Director and Portfolio Manager with Van Kampen since 1995.

Kevin C. Holt, is Portfolio Manager of Invesco since June 1, 2010. Prior thereto, he was Managing Director and Portfolio Manager with Van Kampen since 1999.

Devin E. Armstrong, Portfolio Manager of Invesco since June 1, 2010. Prior thereto he was Vice President and Portfolio Manager at Van Kampen since August 2004, and research analyst from August 2004 to July 2007. Prior to August 2004, Mr. Armstorng was attending Columbia Business School (August 2002-May 2004).

James N. Warwick, Portfolio Manager of Invesco since June 1, 2010. Prior thereto he was Executive Director and Portfolio Manager at Van Kampen since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

The Statement of Additional Information provides additional information about a Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and a Portfolio Managers’ ownership of shares of a portfolio to the extent applicable.